BlueEarth

BlueEarth







Forward Looking Statements

In addition to historical information, the information presented in this communication includes forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as “may,” “should,” “could,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “expect,” “intend,” “seek,” “plan,” “think,” “anticipate,” “estimate,” “predict,” “target,” “potential” or “continue” or the negative of these terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of acquisitions, the Company’s future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, and views of economic and market conditions. Although Blue Earth believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, general economic conditions, hazards customary in the power industry, weather conditions, competition in wholesale power markets, the volatility of energy and fuel prices, failure of customers to perform under contracts, changes in the wholesale power markets, changes in government regulations, the condition of capital markets generally, our ability to access capital markets, unanticipated outages at our generation facilities, adverse results in current and future litigation, failure to identify, execute or successfully implement acquisitions, our ability to implement value enhancing improvements to plant operations and companywide processes, our ability to obtain federal loan guarantees, the inability to maintain or create successful partnering relationships, our ability to operate our businesses efficiently, the ability to successfully integrate businesses of acquired companies, the ability to realize anticipated benefits of transactions (including expected cost savings and other synergies) or the risk that anticipated benefits may take longer to realize than expected, and our ability to complete share repurchases may be made from time to time subject to market conditions and other factors, including as permitted by United States securities laws. Furthermore, any common stock dividend is subject to available capital and market conditions. Blue Earth undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Blue Earth disclaims any current intention to update such guidance, except as required by law. The foregoing review of factors that could cause Blue Earth’s actual results to differ materially from those contemplated in the forward-looking statements included in this Presentation should be considered in connection with information regarding risks and uncertainties that may affect Blue Earth's future results included in Blue Earth's filings with the Securities and Exchange Commission at www.sec.gov.

Introduction

Who we are and what we plan to achieve

- **Our Vision:** to be the best "customer centric" alternative energy provider
  - Fully understand and anticipate customer energy needs
  - Delight customer *with sustainable energy solutions and services they may not have thought of*, but will immediately fall in love with

- **Disciplined Focus:** on providing clean energy solutions
  - Design, Build, Own, and/or Operate
  - Efficient electricity generation
  - Thermal energy supply

- **Where there is a Market Opportunity:** to enhance renewable energy and emission reductions
  - Focus on key markets such as US CHP and solar and growth markets where we can deliver growth
  - Learn from mistakes of others; delivering growth, while being more capital smart

BlueEarth

Achievements This Year

What's Different About Us?

- **Sold our Energy Efficiency Business**
  - Focused exclusively on power generation

- **Spin off of our battery technology business (Ensite)**
  - December 1st record date
  - Full distribution to shareholders in early January

- **Assembled a team that has substantial experience and success in:**
  - Originating business with strategic national and multinational energy consumers
  - Utility customers
  - Project and corporate finance
  - Depth across all major forms of clean and alternative power generation

BlueEarth

Achievements This Year

Project Successes

Built our First CHP Facility

- Sumter, SC: 1.39 MW Energy Plant
- The energy plant is located at the Pilgrim's Pride Corporation poultry protein processing facility in Sumter, South Carolina
- Co-generation energy facility will utilize methane for purposes such as hot water and electricity generation
- Excess power to be sold to Duke Energy under a power purchase agreement


United Rentals

BlueEarth

Achievements This Year

Project Successes

Nearing Completion of Lenape II Solar

- 4.7 MWdc project consisting of 2.0 MW rooftop and 2.7 MW PV canopy
- Hosted at forming shopping mall, the project sells to IPL under a 15 year power purchase agreement



Achievements This Year

Project Successes

- **We have rights to own and operate an additional 40ac MW of solar projects**
  - Issued LOI in September for purchase of six separate projects in Oregon
  - Closed MIPA for first 13ac MW of these projects
- **And we have identified a pipeline of just over 200ac MW in CHP and Solar**
  - We are focusing near term expansion in the U.S.

Strategies for Success

The Year Ahead

We're focusing on the issues that impact us all

- Cost of electricity
- Emissions reductions
- Availability and reliability of energy supply

And we're starting with CHP and Solar

- Scale through relationships: CHP led organic growth in mature/developed markets
- Higher Yield Investments: in emerging/developing markets
- Acquisition for Entry: In-organic growth in desired markets and with target customers

Combined Heat and Power (CHP)

Efficient Energy Solutions

Compelling Proposition:

- 10%-20% cost savings to customer
- Reliability of electricity at host site: better quality and consistency of power

CHP is an overlooked and under utilized technology:

- 34% of existing capacity is more than 20 years old
- Investment in new and repowering CHP yields superior returns

U.S. Policy supports adoption:

- Executive order targeting 40GW of CHP by 2020 in the US alone; primarily for the impact of carbon emissions reductions
- AB13 CHP Export Feed-in-Tariff
- PURPA Eligible
- Self Generation Incentive Programs



Conventional Generation
Combined Heat and Power
5 MW Natural Gas Combustion Turbine and Heat Recovery Boiler
Power Station Fuel (U.S. Fossil Mix)
Emissions 32 kTons
Power Plant
Electricity
EFFICIENCY: 33%
35,000 MWh
Electricity
Combined Heat & Power (CHP)
CHP Fuel (Gas)
EFFICIENCY: 80%
Boiler Fuel (Gas)
Boiler
Heat
179,130 MMBtu
Heat
Emissions 13 kTons
Emissions 23 kTons
45kTONS/YR ...TOTAL EMISSIONS... 23kTONS/YR

Source: EPA

CHP: Cost Competitive



Marine - wave
Marine - tidal
STEG - LFR
STEG - parabolic trough w/...
STEG - tower & heliostat...
Wind - offshore
Geothermal - binary plant
Biomass - gasification
Biomass - incineration
PV - thin film
PV - c-Si tracking
Landfill gas
PV - c-Si
Municipal solid waste
Wind - onshore
Geothermal - flash plant
Large hydro
Biomass - anaerobic digestion
Small hydro
Nuclear
CHP
Natural gas CCGT
Coal fired
1037
844
0
100
200
300
400
500
Regional scenarios
H1 2015 central
H2 2015 central
Fossil technologies:
US
China
Europe
Australia

Source: BNEF H2 2015 Global LCOE Outlook, September 29, 2015

CHP: Sensible in Low Priced Nat Gas Market


Figure 88. Annual average Henry Hub spot prices for natural gas in five cases, 1990-2040
(2011 dollars per million Btu)
History
2011
Projections
Low Oil and Gas Resource
High Economic Growth
Reference
Low Economic Growth
High Oil and Gas Resource
12
10
8
6
4
2
0
1990
2000
2010
2020
2030
2040

"Put simply, there is plenty of U.S. natural gas to meet rising demand at prices of $3.25 (or possibly lower) for the next five years," Raymond James Firm, Aug 2015

Solar Market Opportunity

Falling Cost of Solar

- The most competitive utility-scale solar PV projects are now regularly delivering electricity for just USD 0.06 to 0.08 per kWh without financial support
- Even lower costs are being realized, down to USD 0.04 per kWh, for utility-scale solar PV where excellent resources and low-cost finance is available

Continued Market Adoption

- 2016 is expected to be the largest year for solar on record; there is likely to be a doubling of capacity from 20GW in 2014 to 40GW in 2016 in the US alone
- Unlevered IRR in the US ranges from 7-10% for most UTL projects, 9-20% for smaller DG

Figure 6.7 ▷ **Installed solar PV capacity by region in the New Policies Scenario**



GW
200
150
100
50
80%
60%
40%
20%
Solar PV
Share of global solar PV capacity (right axis)
2012 2020 2035
United States
European Union
China
India
Rest of world

Source: EPIA Global Market Outlook for Photovoltaics 2014-2018

BlueEarth

The ITC - Threat and Opportunity

US PV BUILD BY SCENARIO AND SEGMENT, HISTORICAL AND FORECAST, 2011-22 (GW)

Bloomberg NEW ENERGY FINANCE

Current policy | **ITC extension**

Build by customer segment: | Build by customer segment:


ITC expiration
Commercial and industrial
Residential
Utility
ITC expiration
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Source: Source BNEF 9 November 2015 | H2 2015 US PV Market Outlook

Closing Remarks

- **We have transformed into a different company**
  - Focus on power generation
  - Top level team and capabilities
  - Execution in solar and CHP projects
  - Priority on high value projects

- **Customer centric vision**
  - Fully understand and anticipate customer energy needs
  - Delight customer *with sustainable energy solutions and services they may not have thought of*, but will immediately fall in love with

- **Disciplined Focus**
  - Design, Build, Own, and/or Operate
  - Efficient electricity generation
  - Thermal energy supply